 Loyalty Ventures Overview  1  October 2021  Exhibit 99.1

 Legal Disclaimer  2  This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements give our expectations or forecasts of future events and can generally be identified by the use of words such as “believe,” “expect,” “anticipate,” “estimate,” “intend,” “project,” “plan,” “likely,” “may,” “should” or other words or phrases of similar import. Similarly, statements that describe our business strategy, outlook, objectives, plans, intentions or goals also are forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements we make regarding, and the guidance we give with respect to, our anticipated operating or financial results, completion of the spinoff by Alliance Data Systems Corporation and future economic conditions, including, but not limited to, fluctuation in currency exchange rates, market conditions and COVID-19 impacts related to reduction in demand from clients, supply chain disruption with respect to our rewards, disruptions in the airline or travel industries and labor shortages due to quarantine.We believe that our expectations are based on reasonable assumptions. Forward-looking statements, however, are subject to a number of risks and uncertainties that could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this presentation, and no assurances can be given that our expectations will prove to have been correct. These risks and uncertainties include, but are not limited to, factors set forth in the Risk Factors section of both (1) Alliance Data Systems Corporation’s Annual Report on Form 10-K for the most recently ended fiscal year, which may be updated in Item 1A of, or elsewhere in, its Quarterly Reports on Form 10-Q filed for periods subsequent to such Form 10-K; and (2) our Registration Statement on Form 10-12B. Our forward-looking statements speak only as of the date made, and we undertake no obligation, other than as required by applicable law, to update or revise any forward-looking statements, whether as a result of new information, subsequent events, anticipated or unanticipated circumstances or otherwise.In addition to the results presented in accordance with generally accepted accounting principles, or GAAP, the Company may present financial measures that are non-GAAP measures, such as Pro Forma Adjusted EBITDA. Pro Forma Adjusted EBITDA eliminates the non-cash depreciation of tangible assets and amortization of intangible assets, including certain intangible assets that were recognized in business combinations, and the non-cash effect of stock compensation expense. Pro Forma Adjusted EBITDA also eliminates the effect of gains on the sale of a business and/or certain investments, strategic transaction costs and restructuring and other charges, and incorporates synergies from restructuring actions. Pro Forma Adjusted EBITDA is also impacted by estimated incremental expenses for Loyalty Ventures Inc. Corporate. In addition, Precima®, a provider of strategy and customer data application and analytics, which has historically been reported within the AIR MILES Reward Program segment in the historical carve-out financial statements, was excluded from the financial information presented as it was sold on January 10, 2020.

 Table of Contents   3  1  Leading Provider of Tech-Enabled Loyalty Programs Globally  Our Business  2  3  Long Runway For Growth  4  Highly Attractive Financial Profile

 SECTION 1   Leading Provider of Tech-Enabled Loyalty Programs Globally

Comprehensive Global Business With Unparalleled Scale

10MM	2/3	300+
Collector Accounts	Of Canadian Households	Brands / Suppliers

The Number One Loyalty Program in Canada

brandloyalty

155MM	5.3Bn+	200	54
Short-Term Rewards[1]	Instant Loyalty Rewards[1]	Retailers[1] in…	…Countries

Premier Global Provider of Campaign-Based Loyalty Solutions

Source: Company Information.
Notes:
1. FY 2016 – FY 2020.

Loyalty Ventures Inc. 5

Financial Overview

Financial Breakdown (FY 2020)

Revenue by Business



BrandLoyalty
64%
AIR
MILES
36%

PF Adj. EBITDA By Business



AIR
MILES
77%
BrandLoyalty
23%

Revenue [1][3]

$MM



Includes impact of COVID
$952
$763
$793
2019A
2020A
2021E

	2019A	2020A	2021E
PF Adj. EBITDA [1][2][3]	$230	$171	$187
% Margin	24%	22%	24%

Source: Company information

Notes:

1. Adjusted for sale of Precima in January 2020
2. Pro Forma Adj. EBITDA is unburdened for stock-based compensation and onetime expenses and burdened for estimated incremental expenses for Loyalty Ventures Corporate
3. Financial estimates are forward-looking statements based on current information and management's reasonable assumptions. The estimates are subject to risks and uncertainties, and actual results may differ

Loyalty Ventures Inc. 6

Loyalty Venture's Global Scale and Geographic Reach

Loyalty Venture's Footprint Spans the Globe

1
Continent

1
Country

300+
Brands

~8,300 (1)
Locations to Earn



AIR MILES
BrandLoyalty



Revenue by Geography
EMEA 43%
Canada 38%
APAC 11%
LATAM 7%
USA 1%

brandloyalty

6
Continents

54
Countries

20
Sales offices

~200 (2)
Retailers

~112,000 (2)
Stores

Source: Company Information.
Notes:
1. Represents number of sponsor locations
2. FY 2016 – FY 2020.

Loyalty Ventures Inc. 7

               8  Provide value to clients and partners by generating incremental sales and profits…  …And to shoppers by allowing them to earn rewards on everyday purchases  Both AIR MILES and BrandLoyalty are data-driven, with deep historical databases that enable the businesses to optimize programs to fit retailers’ goals  Loyalty Ventures’ Clients Are Focused On Acquiring And Retaining Loyal And Profitable Shoppers

Experienced Management Team

Deep History Of Public Company Leadership Experience



Charles Horn

CEO

Loyalty Ventures



Blair Cameron

President

AIR MILES



Claudia Mennen

CEO

BrandLoyalty



Jeff Chesnut

CFO

Loyalty Ventures

Years of Experience[1]

Name	Years at Loyalty Ventures	Years of Experience
Charles Horn	12	27
Blair Cameron	16	26
Claudia Mennen	9	25
Jeff Chesnut	10	24

Select Companies

Charles Horn:
- LoyaltyOne — Senior Vice President And Senior Advisor
- AllianceData — CFO and Interim CEO

Blair Cameron:
- LoyaltyOne — Senior Vice President And Chief Client Officer
- Mark's — Head Of Marketing And Merchandising

Claudia Mennen:
- LoyaltyOne — Chief Financial Officer
- GreenGas — Chief Financial Officer

Jeff Chesnut:
- AllianceData — Senior Vice President And Treasurer

Notes:
1. Years at Loyalty Ventures includes time at ADS

Loyalty Ventures Inc. 9

 SECTION 2   Our Business

AIRMILES: #1 Loyalty Program in Canada Built Over Three Decades

25+ Year Operating History with Headquarters in Toronto, Ontario

Our Technology Stack

Loyalty Platform

Data & Analytics Services

Marketing Services

Our Network



EARN
SPONSORS
COLLECTORS
REWARD SUPPLIERS
REDEEM

Our Solutions & Services

Loyalty Program Management

- *Fully Managed Loyalty Platform*
- *Loyalty Consulting & Optimization*
- *Coalition-Based Currency*

Real-time loyalty platform and expert teams to help Sponsors manage program, diagnose performance, understand trends and maximize ROI

Collector Intelligence

- *Data*
- *Analytics*
- *Data Hub*

Using world-class data management and analytics platforms to integrate shopper information and turn it into meaningful Collector insights

Collector Engagement

- *Cross Channel Orchestration*
- *Lifecycle Management*
- *Digital Properties*

Using traditional and AI-powered marketing tools to reach and engage Collectors across channels

Loyalty Ventures Inc. 11

 How AIR MILES Makes Money  12    Miles Issued    Price per Mile    Non-MilesRevenue    Net Revenue            Cost of Redemption  (1)  Notes:Net Revenue calculation simplified for illustrative purposes – depiction does not account for revenue recognition standards

BrandLoyalty: Changing Shopper Behavior On A Mass Scale Through Campaign-Based Loyalty Solutions

Optimizing Client KPIs to Deliver Maximum Impact



Shoppers
Retailer
Market
Mechanics
Rewards
Campaign
Performance & Risk
Delivery
Tools & Platforms
Strategy
Solution
Execution
Loyalty Journey of the Retailer

Loyalty Ventures Inc. 13

 How BrandLoyalty Makes Money   14  CampaignRevenue        Rewards Redeemed    Selling Price

We Help Clients Retain and Grow Existing Shoppers While Attracting New Ones



Client KPIs
- Basket Size
- Shopper Lifetime Value
- Shopper Churn

Solutions
- Shopper Insights
- Tailored Campaigns
- Shopper Rewards

Tools & Services
- Campaign Predictor
- Performance Dashboard
- BrightStamps
- StorePal

Capabilities
- AI / ML Analytics
- Image Recognition
- Data Visualization
- Social Media Plugins

Loyalty Ventures Inc. 15

Key Part of Everyday Commerce

Loyalty Ventures Serves Retailers in High Frequency, Non-Discretionary Verticals

brandloyalty

Grocery	Sobeys	SAFEWAY	coop	Carrefour
Financial	AMERICAN EXPRESS	BMO	CITADEL MORTGAGES	PREMIERE
Gas	Shell	IRVING		
Pharmacy	LIVE WELL WITH PHARMASAVE	Jean Coutu	Lawtons DRUGS	Sobeys Pharmacy

Key Highlights

- ***#1 loyalty program in Canada*[1]** with 300+ sponsors and rewards suppliers across ~8,300 locations[2]
- Sponsor base ***covers ~80%[3] of the average household spend categories*** in Canada
- Stable client base generates ***recurring campaign demand***
- ***Global retailer and supplier network*** in 54 countries
- Maintains close relationships with ***20 national sales offices***

Notes:
1. Based on internal research studies on Loyalty Brand Awareness and Loyalty Program handling of COVID-19; Research sample included both Canadian AIR MILES Collectors and non-Collectors
2. Represents number of sponsor locations
3. Coverage of household spend calculated using Canadian Census Program data, excludes mortgages and taxes

Loyalty Ventures Inc. 16

 Exclusive Relationships Are Point of Differentiation  17          Sponsors derive substantial benefits from coalition membership due to exclusivity in specific categories and regions  Meaningful partner to global suppliers, whose products and IP are exclusive to BrandLoyalty’s campaigns

Resilient Performance During COVID with Strong Recovery Potential

Loyalty Ventures Proactively Addressed Numerous COVID-Related Disruptions…

Early 2020
- COVID-19 begins impacting retailers and supply chains

February 2020
- COVID task forced formed
- Led deep supply chain collaboration
- Tactical commercial and legal actions
- Shift to digital where appropriate

Rest of 2020
- Retailers focused on operational challenges – not long term planning
- In-person sales force impacted
- Fewer AIR MILES redemptions

Q4'2020
- Refocused storyline around rewarding shoppers
- Retrained sales force to sell in a virtual environment

March 2021-Today
- Port and Suez Canal closures combined with 9x higher container costs, as well as low transparency / predictability

Today and Beyond
- Re-activation of COVID task-force
- Actioned price / contract adjustments
- Clear communication with clients and management

Challenge | Action

…With Favorable Results

At-risk campaigns mostly postponed – ***not cancelled*** – throughout 2020 and YTD 2021

Limited items out of stock despite supply chain disruptions

Short term contract signing, ***high sales from available stock*** and ***higher client uptake in 2021***

Reduced inventory

Loyalty Ventures Inc. 18

 SECTION 3   Long Runway For Growth

 Growth Strategy  20  Attract New Clients    2  GrowEcosystem    1  New Technologies & Solutions    4  Expand Into New Geographies    3

 Growth Levers  21          Drive growth in existing markets via post-COVID recovery, new grocer relationships, normalized logistics and resumption of supplier IP innovation  Continue growth in new markets, including U.S., UK, Nordics and Brazil  Move into additional high-frequency verticals, including omni-channel food retail and convenience stores  Activate sustainability initiatives  Deploy automated CRM platform and 1:1 personalization to more sponsors    Add new verticals, including QSR and home improvement    Broaden merchandise offerings to include “home trade” (e.g., kitchenware, landscaping, furnishings, fitness)    Transition travel redemptions to self-serve digital and extend real time issuance

Imagine The Possibilities

Our Combined Offering Is Highly Synergistic and Unlocks Meaningful Value for Clients and Shoppers Alike


Strategic Loyalty Programs
Targeted Campaigns
Data Exchange
brandloyalty
Coalition Campaigns
Campaign-Based Loyalty

AIR MILES' ***issuance engine, data lake and machine learning capabilities*** and BrandLoyalty's ***Bright Stamps platform*** enable loyalty programs anywhere in the world at scale

Together, strong loyalty programs and targeted campaigns are highly complementary – ***early trials have resulted in redemptions doubling***

Integrated data exchange and best-in-class analytics increasingly important in a privacy-centric, omnichannel retail environment

Loyalty Ventures Inc. 22

 SECTION 4   Highly Attractive Financial Profile

Highly Attractive Financial Profile

Revenue [1][3]



$MM
(20%)
4%
952
763
793
649
488
503
303
275
290
2019A
2020A
2021E
AIR MILES
BrandLoyalty

Pro Forma Adj. EBITDA [1][2][3]



$MM
24%
22%
24%
230
171
187
79
42
52
164
143
149
(14)
(14)
(15)
2019A
2020A
2021E
AIR MILES
BrandLoyalty
Corporate

Key Commentary

- Revenue hitting ***inflection point***
- ***Stable Pro Forma Adj. EBITDA margin profile*** with variable cost structure – provides protection in downturns and showcased resiliency during COVID
- Redemptions have ***no impact to operating cash flow***

Growth %

Margin %

Source: Company information

Notes:

1. Adjusted for sale of Predma in January 2020
2. Pro Forma Adj. EBITDA is unburdened for stock-based compensation and one-time expenses and burdened for estimated incremental expenses for Loyalty Ventures Corporate
3. Financial estimates are forward-looking statements based on current information and management's reasonable assumptions. The estimates are subject to risks and uncertainties, and actual results may differ

Loyalty Ventures Inc. 24

Key Takeaways  25  1  Increased Investment Amid Post-Pandemic Recovery Tailwinds Creates Significant Upside Potential   Stability Of Underlying Business Proven Out By COVID Operating Environment  2  3  Scalable, Portable And Unique Technology Platform Providing Client-Specific Consumer Insights That Drive Profitable Outcomes   4  Top-Line Growth Plan Coupled With Strong Operating Margins  5  Growth Accelerators Through Inorganic Opportunities In US And Worldwide  6  Balanced Priorities Of Investing For Growth While De-Leveraging For Strength

 Reconciliation of Non-GAAP Financial Information  26  Source: Company informationNotes:Financial estimates are forward-looking statements based on current information and management’s reasonable assumptions. The estimates are subject to risks and uncertainties, and actual results may differInterest (income) expense, net does not include interest on term loan debt